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     As filed with the Securities and Exchange Commission on April 29, 2002

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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                         Date of Report: April 29, 2002
                (Date of earliest event reported: April 23, 2002)


                             Pacific Capital Bancorp
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             (Exact name of registrant as specified in its charter)


       CALIFORNIA                      0-11113                  95-3673456
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(State or other jurisdiction       (Commission File            (IRS Employer
     of incorporation)                  Number)             Identification No.)


                  1021 Anacapa St.
                  Santa Barbara, CA                          93101
     ----------------------------------------             -----------
     (Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code:    (805) 564-6298
                                                       --------------


                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)


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ITEM 5.   OTHER EVENTS AND REGULATION FD DISCLOSURE.

On April 23, 2002, Pacific Capital Bancorp announced that its Board of Directors had approved a 4 for 3 stock split. The shares will be distributed June 11, 2002 to shareholders of record May 21, 2002.

ITEM 7.   FINANCIAL  STATEMENTS AND EXHIBITS.

(a)      Financial Statements of Businesses Acquired.

                  Not Applicable.

(b)      Pro Forma Financial Information.

                  Not Applicable.

(c)      Exhibits.

                  Text of Press Release Announcing Stock Split

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                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Pacific Capital Bancorp


Date: April 29, 2002                    By:  /s/ Donald Lafler
                                             ----------------------------------
                                        Name: Donald Lafler
                                              Executive Vice President &
                                              Chief Financial Officer